2007 Denver Gold Forum September 26, 2007 Exhibit 99.1

September 26, 2007
Cautionary Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of future gold , silver and copper production and sales; (ii) estimates of future costs applicable to sales; (iii) estimates of future capital expenditures; (iv) estimates regarding timing of future development, construction or production activities; (v) statements regarding future exploration results and reserves; and (vi) statements regarding potential cost savings, productivity, operating performance, cost structure and competitive position. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company’s 2006 Annual Report on Form 10-K, filed February 26, 2007 which is on file with the Securities and Exchange Commission, as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.
Slide 2

September 26, 2007
Focusing on Our
Core Gold Business
The Foundation
The World’s Premier Unhedged Gold Producer
Maintaining Our Financial Strength and Flexibility
Rebuilding the Gold Company of Choice
Refocused on Operational Planning and Performance
Disciplined Project Execution
Fresh Approach to Exploration and Development
Slide 3

NEWMONT

The GOLD COMPANY Of Choice

Gold
Base Metals
Major Projects
Nevada
La Herradura
Kori Kollo
Yanacocha
Conga
Batu Hijau
Boddington
Jundee
Tanami
Kalgoorlie
Martha
Pajingo
Ahafo
Akyem

September 26, 2007
100% Unhedged
Strong Balance
Sheet
Monetizing Non-
Core Assets
Boddington
Yanacocha
Conga
Akyem
Leeville
Phoenix
Ahafo
Boddington
Nevada
Power Plant
Yanacocha
Gold Mill
Strategic Foundation
Operational
Execution
Project
Execution
Exploration
&
Development
Financial Strength
& Flexibility
Leverage, Scope & Scale
Slide 4

September 26, 2007
Operational Execution –
Leeville
Full Production of 3,200 tons/day on Schedule for Q4 2007
Steady-State Producer of ~400,000 Ounces Annually
2006 Reserves of 2.4 Million Ounces at a Grade of 0.40 ounces/ton
Exploration Upside – Turf Deposit
- Defined by 26 surface holes
- Current underground development from Leeville sets
Turf up for drilling in 2008
- Current Non-Reserve Mineralization of                                    2 million
tons at average grade of 15 grams/ton
Turf Deposit at Leeville
305m
N
Leeville
Turf
Slide 5

September 26, 2007
Operational Execution –
Phoenix
Blasting Modifications Implemented with
Improved Results
Overall Plant Availability Above 90%
Re-drilling Program in Progress
- On schedule for Q1 2008 completion
- ~40 of 180 holes drilled to date
Revised Mine Model Expected in Mid 2008
Crusher Replacement on Schedule for H1 2008
Copper SX/EW Plant Optimization Studies
Progressing
Challenges at Phoenix and Midas Could
Adversely Impact Prior Guidance
2006 Reserves:
Gold: ~8 million ounces
Copper: ~700 million pounds
Phoenix Operations and Re-drilling
Slide 6

September 26, 2007
Improved Operating Performance
- Mill throughput and recoveries on target
- Ore grades higher than planned
Power Plant (25% Newmont)
- 80 mega-watt plant completed and operating
- Proportionate power shedding agreement with
government
Lake Volta and Akosombo Dam
- Water levels continue to rise due to heavy rainfall
- Surface area ~3,275 square miles
Operational Execution –
Ahafo
Power Plant
Akosombo Dam
Slide 7

September 26, 2007
Project Execution –
Boddington
Equity Gold and Copper Reserves of 9.1 Million
Ounces and 840 Million Pounds, Respectively
Stable, Long-Term Production at Competitive
Operating Costs
Approximately 48% Complete
Equity Project Costs on Target: $0.9 - $1.1 Billion
On Schedule for Late 2008 or Early 2009 Start-Up
Favorable Location, Opportunity to Attract and
Retain Employees in Competitive Market
Long-Term, Competitive Power Agreement Executed
with Griffin
Drilling Targeting Conversion of Non-Reserve
Mineralization to Reserves
HPGR – Crushing System
Boddington
Slide 8

NEWMONT The Gold Company Of Choice

Conveyor Belt
Boiler
Condenser
River or Reservoir
Cooling Water

September 26, 2007
Nevada Coal Fired Power Plant
Stack
Coal Supply
Steam Line
Turbine
Generator
Switchyard
Project Execution –
Nevada Power Plant
Approximately 80% Complete
Expected to Reduce Nevada Costs Applicable to Sales by ~$25/ounce
On Schedule for Commercial Operation in Q3 2008
Project Costs on Target: $620 - $640 Million
Rail, Coal, Operations & Maintenance,
and Off-Take Agreements Substantially
Complete
Slide 9

September 26, 2007
Project Execution –
Yanacocha Gold Mill
Approximately 78% Complete
Extends the Operating Life of Yanacocha
- Improved recoveries
- Ability to treat more complex ores
Project Costs on Target: $250 - $270 Million
On Schedule for Completion in Mid-2008
Yanacocha Gold Mill
Yanacocha Gold Mill
Slide 10

Nevada:
$43M
Denver
North America:
$33M
Europe/Asia:
$3M
West Africa:
$4M
Ghana:
$15M
Accra
Asia/Pacific:
$8M
Yanacocha:
$10M
Lima
South America:
$18M
Central Australia:
$12M
Western Australia:
$18M
Perth
Waihi:
$5M
NEWMONT'S EXPLORATION BUDGET
GOLD
ADVANCED PROJECTS

September 26, 2007 Exploration & Development Newmont’s 2007 Exploration Budget Slide 11

September 26, 2007
Exploration & Development
75.5
64.8
55.5
46.9
41.4
11.4
26.5
36.9
46.3
52.4
86.9
91.3
92.4
93.2
93.9
2002 2003 2004 2005 2006
Reserves Added by Exploration
Over 52 Million Reserve Ounces Replaced Since 2002 for Approximately
$14/Ounce
Slide 12

September 26, 2007
Source: Wall Street Research
Brazil
Argentina
Australia
Mexico
Peru
Ghana
NEM
Chile
Global
Median
Global average
PNG
US
Russia
Western Australia
China
Mali
Canada
Tanzania
South Africa
0
1
2
3
4
5
6
0 20 40 60 80 100 120 140 160 180 200
Deposit size (mm tonnes of ore in 2P reserves)
Geographic Distribution of Current Gold Reserves
While the Entire Industry Faces Exploration Challenges, the Aging Nature and Size of
Our Deposits Results in Lower Grades and May Limit Our Ability to Replace Reserves in
2007
Exploration & Development
Slide 13

SW
NE
300mRL
Surface
Top of Bedrock
-100mRL
-500mRL
112m @ 1.43g/t, 0.05%
50m @ 1.49g/t, 0.12%
33.5m @ 1.64g/t, 0.18%
61.7m @ 1.13g/t, 0.11%
99.9m @ 2.11g/t, 0.99%
25.4m @ 1.55g/t, 0.14%
69.0m @ 1.68g/t, 0.12%
69.6m @ 2.43g/t, 0.14%
Section line
Reserve Pit
Au g/t, Cu %
9,000m
9,400m
9,800m
10,200m

September 26, 2007
Exploration & Development –
Boddington
Developing of One of the World’s Largest Undeveloped Ore Bodies
- 2006 equity reserves of 9.1 million ounces
- Potential Non-Reserve Mineralization of 0.5 billion tons at 0.6 grams/ton
Slide 14

September 26, 2007
Exploration & Development –
Yanacocha Sulfides
Chaquicocha Sulfide Project
- Target is 15 million tons at grades of 6 grams/ton gold and 0.3% copper
- Represents the next generation at Yanacocha
- Drilling, updated geology and resource modeling underway
- Ongoing exploration for high-grade undergound extensions
500m
Chaquicocha Sulfide Project
Modeled
Sulfide
Material
Ultimate Oxide Pit
Slide 15

September 26, 2007
Conga - Peru
- Equity gold and copper reserves of 6.1 million ounces
and 1.7 billion pounds, respectively
- Commenced engineering, community, external affairs
and permitting efforts
- Continue optimization through stage-gate process
- Development decision expected in 2008, pending above
Akyem - Ghana
- Equity gold reserves of 7.7 million ounces
- Pending permitting, power issue resolution and
optimization studies
- Development decision expected in 2008, pending above
Exploration & Development –
Prospects
Conga Exploration
Ghana Exploration
Slide 16

September 26, 2007
Financial Strength & Flexibility
Elimination of Gold Hedge Book in June 2007
$1.15 Billion Convertible Debt Issue in July 2007
Merchant Banking Asset Monetization
- Sale of royalty portfolio on schedule
- Opportunity to monetize non-core marketable securities portfolio
- Redeploy proceeds to core gold assets
Slide 17

September 26, 2007
Accountability, Focus,
Decisiveness and Execution
The Foundation
The World’s Premier Unhedged Gold Producer
Focusing on Core Gold Business
Maintaining Our Financial Strength and Flexibility
Rebuilding the Gold Company of Choice
Refocused on Operational Planning and Performance
Disciplined Project Execution
Fresh Approach to Exploration and Development
Slide 18